UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2018

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 14, 2018, Egalet Corporation (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted upon the following proposals: (1) the election of Mr. Robert Radie and Ms. Andrea Heslin Smiley as Class B directors to the Company’s board of directors; (2) an amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan, as amended, to increase the number of shares of the Company’s common stock available for issuance thereunder by 6,000,000 shares; and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018.

At the Annual Meeting, the Company’s stockholders approved each of the three proposals set forth below, with the final results as follows:

1.  The election of Robert Radie and Andrea Heslin Smiley as Class B directors to hold office until the 2021 Annual Meeting of Stockholders:

Nominees	For	Withheld	Broker Non-Votes

Robert Radie	19,432,550	1,819,319	21,010,190

Andrea Heslin Smiley	20,085,513	1,166,356	21,010,190

2.  The approval of an Amendment to the Company’s 2013 Stock-Based Incentive Compensation Plan, as amended, to increase the number of shares of the Company’s common stock available for issuance thereunder by 6,000,000 shares.

FOR: 18,038,961	AGAINST: 3,176,586	ABSTAIN: 36,322	BROKER NON-VOTES: 21,010,190

3.  The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

FOR: 41,026,490	AGAINST: 744,382	ABSTAIN: 491,187	BROKER NON-VOTES: N/A

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

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